Exhibit 77C

The AllianceBernstein Pooling Portfolios
811-21673

RESULTS OF SHAREHOLDERS MEETING
(unaudited)

The Annual Meeting of Shareholders of
The AllianceBernstein Pooling Portfolios (the Fund) was held on November 5, 2010. At the November 5, 2010
Meeting, with respect to the first item of business, the election of Trustees for the Fund, the second item of business, the amendment of the investment advisory agreement for each Portfolio, the third item of business, the amendment of the Funds Declaration of Trust, and the fourth item of business, the amendment or elimination of certain fundamental policies of the Portfolio, the required number of outstanding shares were voted in favor of the proposals, and all proposals were approved.
A description of each proposal and number of shares voted at the Meeting are as follows
(the proposal numbers shown below correspond to the proposal numbers in the Funds proxy statement):


1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

			Voted For	Withheld Authority
John H. Dobkin		1,366,062,011	0
Michael J. Downey	1,366,062,011	0
William H. Foulk, Jr.	1,366,062,011	0
D. James Guzy		1,366,062,011	0
Nancy P. Jacklin	1,366,062,011	0
Robert M. Keith		1,366,062,011	0
Garry L. Moody		1,366,062,011	0
Marshall C. Turner, Jr.	1,366,062,011	0
Earl D. Weiner		1,366,062,011	0




2. Approve the amendment of each Portfolios
Investment Advisory Agreement.

2.B.  Approve the amendment to Investment
Advisory Agreement regarding reimbursement of administrative expenses.


Portfolio			Voted For	Voted Against	Abstained
AllianceBernstein
U.S. Value Portfolio		271,457,949	0		0

AllianceBernstein
U.S. Large Cap
Growth Portfolio		216,001,761	0		0

AllianceBernstein Global
Real Estate Investment
Portfolio			107,428,511	0		0

AllianceBernstein International
Value Portfolio			146,822,104	0		0

AllianceBernstein International
Growth Portfolio		126,978,192	0		0

AllianceBernstein Short
Duration Bond Portfolio		127,805,294	0		0

AllianceBernstein Intermediate
Duration Bond Portfolio		125,987,615	0		0

AllianceBernstein Bond
Inflation Protection Portfolio	62,390,695	0		0

AllianceBernstein High-Yield
Portfolio			50,048,111	0		0

AllianceBernstein Small-Mid
Cap Value Portfolio		55,354,700	0		0

AllianceBernstein Small-Mid
Cap Growth Portfolio		44,009,585	0		0


3. Approve the amendment to the Funds
Agreement and Declaration of Trust.

The Fund
Voted For	Voted Against	Abstained
1,366,062,011	0		0


4. Approve the amendment or elimination of certain fundamental policies of the Portfolio.

4.A. Approve the amendment of the Portfolios fundamental policy regarding diversification.


Portfolio			Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value
Portfolio			271,457,949	0		0

AllianceBernstein U.S. Large
Cap Growth Portfolio		216,001,761	0		0

AllianceBernstein Global Real
Estate Investment Portfolio	107,428,511	0		0

AllianceBernstein International
Value Portfolio			146,822,104	0		0

AllianceBernstein International
Growth Portfolio		126,978,192	0		0

AllianceBernstein Short Duration
Bond Portfolio			127,805,294	0		0

AllianceBernstein Intermediate
Duration Bond Portfolio		125,987,615	0		0

AllianceBernstein Bond Inflation
Protection Portfolio		62,390,695	0		0

AllianceBernstein High-Yield
Portfolio			50,048,111	0		0

AllianceBernstein Small-Mid
Cap Value Portfolio		55,354,700	0		0

AllianceBernstein Small-Mid
Cap Growth Portfolio		44,009,585	0		0

AllianceBernstein Volatility
Management Portfolio		31,777,489	0		0


4.B.  Approve the amendment of the Portfolios
fundamental policy regarding senior
securities and 	borrowing money.


Portfolio			Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value
Portfolio			271,457,949	0		0

AllianceBernstein U.S. Large
Cap Growth Portfolio		216,001,761	0		0

AllianceBernstein Global Real
Estate Investment Portfolio	107,428,511	0		0

AllianceBernstein International
Value Portfolio			146,822,104	0		0

AllianceBernstein International
Growth Portfolio		126,978,192	0		0

AllianceBernstein Short Duration
Bond Portfolio			127,805,294	0		0

AllianceBernstein Intermediate
Duration Bond Portfolio		125,987,615	0		0

AllianceBernstein Bond Inflation
Protection Portfolio		62,390,695	0		0

AllianceBernstein High-Yield
Portfolio			50,048,111	0		0

AllianceBernstein Small-Mid
Cap Value Portfolio		55,354,700	0		0

AllianceBernstein Small-Mid
Cap Growth Portfolio		44,009,585	0		0

AllianceBernstein Volatility
Management Portfolio		31,777,489	0		0


4.C. Approve the amendment of the Portfolios fundamental policy regarding underwriting securities.


Portfolio			Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value
Portfolio			271,457,949	0		0
AllianceBernstein U.S. Large Cap
Growth Portfolio		216,001,761	0		0
AllianceBernstein Global Real
Estate Investment Portfolio	107,428,511	0		0
AllianceBernstein International
Value Portfolio			146,822,104	0		0
AllianceBernstein International
Growth Portfolio		126,978,192	0		0
AllianceBernstein Short Duration
Bond Portfolio			127,805,294	0		0
AllianceBernstein Intermediate
Duration Bond Portfolio		125,987,615	0		0
AllianceBernstein Bond Inflation
Protection Portfolio		62,390,695	0		0
AllianceBernstein High-Yield
Portfolio			50,048,111	0		0
AllianceBernstein Small-Mid
Cap Value Portfolio		55,354,700	0		0
AllianceBernstein Small-Mid
Cap Growth Portfolio		44,009,585	0		0
AllianceBernstein Volatility
Management Portfolio		31,777,489	0		0


4.D. Approve the amendment of the Portfolios fundamental policy regarding concentration.


Portfolio			Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value
Portfolio			271,457,949	0		0

AllianceBernstein U.S. Large
Cap Growth Portfolio		216,001,761	0		0

AllianceBernstein Global Real
Estate Investment Portfolio	107,428,511	0		0

AllianceBernstein International
Value Portfolio			146,822,104	0		0

AllianceBernstein International
Growth Portfolio		126,978,192	0		0

AllianceBernstein Short Duration
Bond Portfolio			127,805,294	0		0

AllianceBernstein Intermediate
Duration Bond Portfolio		125,987,615	0		0

AllianceBernstein Bond Inflation
Protection Portfolio		62,390,695	0		0

AllianceBernstein High-Yield
Portfolio			50,048,111	0		0

AllianceBernstein Small-Mid
Cap Value Portfolio		55,354,700	0		0

AllianceBernstein Small-Mid Cap
Growth Portfolio		44,009,585	0		0

AllianceBernstein Volatility
Management Portfolio		31,777,489	0		0


4.E. Approve the amendment of the Portfolios fundamental policy regarding investment in real estate.


Portfolio			Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value
Portfolio			271,457,949	0		0

AllianceBernstein U.S. Large
Cap Growth Portfolio		216,001,761	0		0

AllianceBernstein Global Real
Estate Investment Portfolio	107,428,511	0		0

AllianceBernstein International
Value Portfolio			146,822,104	0		0

AllianceBernstein International
Growth Portfolio		126,978,192	0		0

AllianceBernstein Short Duration
Bond Portfolio			127,805,294	0		0

AllianceBernstein Intermediate
Duration Bond Portfolio		125,987,615	0		0

AllianceBernstein Bond Inflation
Protection Portfolio		62,390,695	0		0

AllianceBernstein High-Yield
Portfolio			50,048,111	0		0

AllianceBernstein Small-Mid Cap
Value Portfolio			55,354,700	0		0

AllianceBernstein Small-Mid
Cap Growth Portfolio		44,009,585	0		0

AllianceBernstein Volatility
Management Portfolio		31,777,489	0		0


4.F. Approve the amendment of the Portfolios fundamental policy regarding commodities.


Portfolio			Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value
Portfolio			271,457,949	0		0

AllianceBernstein U.S. Large
Cap Growth Portfolio		216,001,761	0		0

AllianceBernstein Global Real
Estate Investment Portfolio	107,428,511	0		0

AllianceBernstein International
Value Portfolio			146,822,104	0		0

AllianceBernstein International
Growth Portfolio		126,978,192	0		0

AllianceBernstein Short Duration
Bond Portfolio			127,805,294	0		0

AllianceBernstein Intermediate
Duration Bond Portfolio		125,987,615	0		0

AllianceBernstein Bond Inflation
Protection Portfolio		62,390,695	0		0

AllianceBernstein High-Yield
Portfolio			50,048,111	0		0

AllianceBernstein Small-Mid
Cap Value Portfolio		55,354,700	0		0

AllianceBernstein Small-Mid
Cap Growth Portfolio		44,009,585	0		0

AllianceBernstein Volatility
Management Portfolio		31,777,489	0		0


4.G. Approve the amendment of the Portfolios fundamental policy regarding loans.


Portfolio			Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value
Portfolio			271,457,949	0		0

AllianceBernstein U.S. Large
Cap Growth Portfolio		216,001,761	0		0

AllianceBernstein Global Real
Estate Investment Portfolio	107,428,511	0		0

AllianceBernstein International
Value Portfolio			146,822,104	0		0

AllianceBernstein International
Growth Portfolio		126,978,192	0		0

AllianceBernstein Short Duration
Bond Portfolio			127,805,294	0		0

AllianceBernstein Intermediate
Duration Bond Portfolio		125,987,615	0		0

AllianceBernstein Bond Inflation
Protection Portfolio		62,390,695	0		0

AllianceBernstein High-Yield
Portfolio			50,048,111	0		0

AllianceBernstein Small-Mid Cap
Value Portfolio			55,354,700	0		0

AllianceBernstein Small-Mid
Cap Growth Portfolio		44,009,585	0		0

AllianceBernstein Volatility
Management Portfolio		31,777,489	0		0




4.H. Approve the elimination of the Portfolios fundamental policy prohibiting pledging, hypothecating, mortgaging, or otherwise encumbering assets.


Portfolio			Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value
Portfolio			271,457,949		0		0

AllianceBernstein U.S. Large
Cap Growth Portfolio		216,001,761		0		0

AllianceBernstein Global Real
Estate Investment Portfolio	107,428,511		0		0

AllianceBernstein International
Value Portfolio			146,822,104		0		0

AllianceBernstein International
Growth Portfolio		126,978,192		0		0

AllianceBernstein Short Duration
Bond Portfolio			127,805,294		0		0

AllianceBernstein Intermediate
Duration Bond Portfolio		125,987,615		0		0

AllianceBernstein Bond Inflation
Protection Portfolio		62,390,695		0		0

AllianceBernstein High-Yield
Portfolio			50,048,111		0		0

AllianceBernstein Small-Mid
Cap Value Portfolio		55,354,700		0		0

AllianceBernstein Small-Mid Cap
Growth Portfolio		44,009,585		0		0

AllianceBernstein Volatility
Management Portfolio		31,777,489		0		0


4.I. Approve the elimination of the Portfolios fundamental policy prohibiting investments for purpose of exercising control.


Portfolio			Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value
Portfolio			271,457,949	0		0

AllianceBernstein U.S. Large Cap
Growth Portfolio		216,001,761	0		0

AllianceBernstein Global Real
Estate Investment Portfolio	107,428,511	0		0

AllianceBernstein International
Value Portfolio			146,822,104	0		0

AllianceBernstein International
Growth Portfolio		126,978,192	0		0

AllianceBernstein Short Duration
Bond Portfolio			127,805,294	0		0

AllianceBernstein Intermediate
Duration Bond Portfolio		125,987,615	0		0

AllianceBernstein Bond Inflation
Protection Portfolio		62,390,695	0		0

AllianceBernstein High-Yield
Portfolio			50,048,111	0		0

AllianceBernstein Small-Mid Cap
Value Portfolio			55,354,700	0		0

AllianceBernstein Small-Mid Cap
Growth Portfolio		44,009,585	0		0

AllianceBernstein Volatility
Management Portfolio		31,777,489	0		0







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